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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)        May 16, 2005
                                                      --------------------------

                              WILLBROS GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                               Republic of Panama
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                 (State or Other Jurisdiction of Incorporation)

        1-11953                                           98-0160660
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(Commission File Number)                       (IRS Employer Identification No.)

        Plaza 2000 Building, 50th Street, 8th Floor, P.O. Box 0816-01098
                           Panama, Republic of Panama
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               (Address of Principal Executive Offices) (Zip Code)

                                 (507) 213-0947
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 16, 2005, the Registrant issued a press release updating the status of the Audit Committee's investigation. A copy of the press release dated May 16, 2005, is attached as Exhibit 99.1 to this Form 8-K. This information is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 7.01.  REGULATION FD DISCLOSURE.

On May 17, 2005, the Registrant issued a press release announcing new project awards. A copy of the press release dated May 17, 2005, is attached as Exhibit
99.2 to this Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

       (c)  The following exhibits are furnished herewith:

            99.1     Press release dated May 16, 2005, issued by the Registrant.

            99.2     Press release dated May 17, 2005, issued by the Registrant.


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     WILLBROS GROUP, INC.



Date: May 17, 2005                   By: /s/ Warren L. Williams
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                                         Warren L. Williams
                                         Senior Vice President, Chief Financial
                                         Officer and Treasurer



                                       2
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                                  EXHIBIT INDEX


Exhibit No.        Description
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    99.1           Press release dated May 16, 2005, issued by the Registrant.

    99.2           Press release dated May 17, 2005, issued by the Registrant.